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                                                                                                                   EXHIBIT 99

FirstEnergy Corp.
Comparison of Proposed Rate Stabilization Plan versus Current Restructuring Plan





                   Current Plan                       Rate Stabilization Plan                                            Section
                   ------------                       -----------------------                                            -------
Generation Rate    o  Frozen Through 2005             o  Frozen through 2005
("little g")       o  Then market-based               o  Effective 1/1/06, generation charge by tariff, shall equal    II.1 & I.5
                                                         "little g" in effect as of 12/31/05  plus any riders or
                                                         charges implemented.
                                                      o  Beginning  01/01/06  and  thereafter,  may be  adjusted, with Public  Utilities Commission of Ohio (PUCO)  approval, within  certain limits for actual net cost increases above the 2002 reference year for:

                                                         o  an  increase in the costs of fuel,  including  emission allowances  consumed, lime,  stabilizers and other
                                                            additives, fuel disposal; nuclear security; and
                                                            environmental costs, including the cost of capital during
                                                            new construction. Nuclear  security,  fuel disposal  and/
                                                            or environmental  costs increases may be recovered only if they are mandated by-law regulation or court order,
                                                         o  an increase in regulatory costs incurred on or after
                                                            1/1/06 and mandated by law, regulation or administrative
                                                            or court order, and
                                                         o  an increase in taxes.

                                                      o  The actual  net cost  increases  may be  deferred  for
                                                         recovery  through  the Extended RTC.

Residential        o  5% reduction on generation      o  The prior 5% generation rate credit will be flowed to           I.12,
Customer Generation   rates ("big G" which includes      residential customers:
Rate Reduction        little g, the RTC and the          o  As a reduction to GTC from 1/1/04 to 12/31/05, then
                      GTC) through 2005                  o  As a reduction to RTC, then
                      (approximately $60 million         o  As a reduction to extended RTC
                      per year)

Monthly            o  Through the RTC collection      o  The prior monthly residential rate customer credits (OE -       I.2
Residential           period                             $1.50/month, CEI & TE - $5.00/month) will be flowed to
Customer Rate         o  OE - $1.50/month                residential customers:
Credits               o  CEI & TE - $5.00/month          o  As a reduction to GTC from 1/1/04 to 12/31/05, then
                                                         o  As a reduction to RTC, then
                                                         o  As a reduction to extended RTC


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FirstEnergy Corp.
Comparison of Proposed Rate Stabilization Plan versus Current Restructuring Plan

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                   Current Plan                       Rate Stabilization Plan                                             Section
                   ------------                       -----------------------                                             -------
Competitive        o  Effective 01/01/06, Company     o  A competitive bid process will be established to test the       IV.1 - 4
Bidding Process       shall provide a Standard           generation price provided for under the Plan against market
                      Service Offer for generation       prices.  The PUCO may hold a hearing to determine if it
                      at market-based rates              is in the best  interest of  all  customers  to  accept  the results  of  the  bidding  process,  giving consideration to the fact that acceptance would terminate this Plan.
                                                      o  No more often than annually,  the PUCO may undertake or cause the Companies to undertake a competitive bid for generation service for the totality of the load within the respective service areas of the Companies.
                                                      o  Such bids must be sufficient to meet the supply  requirements for all customer classes  of all of the  Companies,
                                                         including  customers  served  under  special contracts and by alternative suppliers.
                                                      o  The bidding  process shall cover a period  commencing at least 12 months after the PUCO's  determination  as to
                                                         whether or not to accept the results of such bidding process.

                                                      o  The bidding  process shall be  established  within 6 months of the approval of this Plan (the process shall be similar to that used in New Jersey).

Distribution       o  Frozen through 2007             o  Frozen through 2007, except for additional revenues necessary    I.6
Rates                                                    to recover net cost increases of complying with changes in laws or regulations related to environmental, taxes, or in event of rate emergency, or for increased costs for
                                                         reliability which may be deferred for recovery through the
                                                         Extended RTC.

Tariff Rate Riders o  Rates can be adjusted to        o  Rates can be adjusted to reflect costs paid, incurred, or        I.4
(e.g.,universal       reflect costs  paid, incurred,     collected in connection with the universal service fund rider,
service fund,         or collected                       the temporary energy efficiency rider, the state and local tax
energy efficiency,                                       rider, and other riders or tariffs such as the right of way or
state and local                                          line extensions tariffs.
taxes, etc.)

Transmission       o  Frozen through 2005             o  Beginning 01/01/06, retail transmission, net congestion and     I.7
Rates                                                    ancillary service charges or rates may be adjusted to reflect applicable FERC approved charges or rates.

Generation         o  Through 2005                    o  Through 2005, less the monthly residential rate credits and     II.2.a
Transition                                               the residential customer generation rate reduction from
Charge (GTC)                                             1/1/04 to 12/31/05 as discussed on page 1.


                                                         Page 2 of 6

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FirstEnergy Corp.
Comparison of Proposed Rate Stabilization Plan versus Current Restructuring Plan

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                   Current Plan                       Rate Stabilization Plan                                             Section
                   ------------                       -----------------------                                             -------
Rate               o  Not applicable                  o  Effective 01/01/06 the RSC will be a non-bypassable charge    II.2.a,
Stabilization                                            for usage through 12/31/08 or the termination date of this    II.3, II.4,
Charge (RSC)                                             Plan.                                                         II.9
                                                      o  The RSC shall equal the charge  previously  attributable to the  unbundled GTC (before residential rate credits).
                                                      o  In  exchange  for the  payment of the RSC,  the  Companies shall serve as the provider  of last  resort  and bear the risks,  costs and assume the  volatility associated with rate and price certainty during the Plan period.
Regulatory         o  Through full recovery of RTC    o  The RTC for each of the Companies shall continue to be        II.6
Transition            costs                              effective through the earlier of when a certain level of kWh
Charge (RTC)       o  Company-specific kWh targets       sales are attained by each Company or a specific date is
                   o  Ends no later than 2010            reached for each Company.

                                                         o  OE:  Through 12/31/07
                                                         o  CEI:  Through 12/31/09
                                                         o  TE:  Through 12/31/08

                                                      o  The RTC charge will be reduced effective 1/1/06 to reflect continuation of the 5% generation rate credit and customer charge credit for residential customers.
                                                      o  The  termination  of this Plan  shall not  affect  the
                                                         recovery  of regulatory transition costs.
                                                      o  Cannot be extended for economic conditions,  sales levels or shopping credit deferrals.


Extended           o  Not applicable                  o  The RTC charge will be extended to recover the shopping        II.8
Regulatory                                               credit incentive deferrals and other deferrals created
Transition Charge                                        pursuant to this Plan, but no later than 12/31/10.
(Extended RTC)                                        o  Termination of this Plan shall not affect the recovery
                                                         of regulatory  deferred costs or the extended RTC charge to customers as set forth in this Plan.

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FirstEnergy Corp.
Comparison of Proposed Rate Stabilization Plan versus Current Restructuring Plan

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                   Current Plan                       Rate Stabilization Plan                                             Section
                   ------------                       -----------------------                                             -------
Shopping Credits   o  Offered at predetermined levels o  Through 2005, the Companies waive the right to seek             VIII.6 ,
                      (market-support prices from        reductions in the shopping credits but credit for 2005 will     II.2.b
                      original settlement) with          be at the 2004 level.
                      incentives through 2005         o  Commencing 01/01/06 through the earlier of the termination of
                   o  Company has right to request       the Plan or 12/31/08, shopping customers shall receive a credit
                      reduction in credits               equal to their generation charge, including applicable riders or charges
                                                      o  The shopping credit shall be increased to include 65% of the
                                                         RSC for Government aggregators and commercial/industrial
                                                         customers that enter into full-service contracts with an
                                                         alternative provider prior to 12/31/04 for the period 1/1/06 through 12/31/08.  If any customer returns to the Company for service during the term of such contract, then the Company may charge such returning customer current market prices for a period of 6 months.

Deferred Shopping  o  Company defers incentives       o  Through 2005, the Companies defer shopping credit incentives    II.9-10
Incentives and        without carrying charges and       for recovery through the extended RTC.
Other Plan            later collects through          o  Effective 1/1/04 through 12/31/05, the Company shall defer
Deferrals             extension of RTC                   the amount by which little "g" is less than the market support
                   o  Shopping credits are the last      prices used in determining customers' shopping credits
                      costs recovered                 o  The  Companies  will begin,  upon  approval of this Plan,  to accrue and defer interest on the shopping credit incentive deferral balances and other deferrals created  by the  Plan.
                                                         The  interest  rate  shall  be the  overall  cost of the
                                                         long-term debt for each Company.


Market Support     o  Through 2005                    o  If the Companies do not maintain at least 20% shopping by       IV.4
Generation (MSG)                                         class, as currently determined, then the Companies will
                                                         continue to make  available  for that  class  MSG up to the amount  required  to be made available to that class under the  original  rate  stipulation,  but not greater
                                                         than the amount needed to attain 20% shopping for such class.
                                                      o  The Companies may make changes in the structure or
                                                         implementation  of the MSG process to accommodate changes in
                                                         RTO requirements, if necessary.
                                                      o  MSG will be offered at a price equal to 85% of the generation charge for such customers but not lower than 1.5 cents per kWh.

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FirstEnergy Corp.
Comparison of Proposed Rate Stabilization Plan versus Current Restructuring Plan

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                   Current Plan                       Rate Stabilization Plan                                             Section
                   ------------                       -----------------------                                             -------
Returning          o  Can return through 2005         o  New customers and all customers returning to a Company's       I.9, II.2.b
Customers                                                generation  service,  shall be  entitled to receive  service under this Plan as reflected in the  Companies'  respective tariffs and the PUCO's  current  rules regarding minimum stay and notice shall apply.
                                                      o  Any Government  aggregator or  commercial/industrial
                                                         customers that entered a three-year  full-service  contract with an alternate  provider that returns to a Company's
                                                         generation  service  during the term of that  contract may be charged current  market  prices  for a period of 6 months.
                                                         The  Company  may spread the excess  charges over 12 months, without  interest  for billing  purposes at the customers'
                                                         option.
                                                      o  A customer's ability to receive service shall not negate liability on the part of any defaulting generation supplier.

Amortization       o  Mortgage-style amortization for o  Upon approval of this Plan, the Companies shall change the      II.7-8
Schedule              GTC and RTC until company-         amortization schedules for regulatory transition costs, not
                      specific KWH targets are           including deferred shopping credit incentives and the other
                      reached                            deferrals created by this Plan, so that all regulatory
                   o  Then amortize shopping             transition costs will be fully amortized from 1/1/04 through
                      incentive  deferrals               specific date or sales levels.
                                                      o  Amortization will reflect the use of the effective  interest
                                                         (mortgage-style) amortization method.
                                                      o  After completing full amortization of regulatory  transition costs, will begin amortization of shopping  incentive and
                                                         other  deferrals on a  dollar-for-dollar basis as the
                                                         Extended RTC revenues are received.
                                                      o  See Application  Attachment 5 for  amortization  schedule to be adopted 1/1/04 for regulatory  transition  costs,  not
                                                         including  shopping credit deferrals and other deferrals
                                                         created under this Plan.

Energy Efficiency  o  $5 million per year in grants   o  $5 million per year in grants through 2005                      III.1
                      through 2005                    o  $1.25 million per year in grants from 2006 through 2008
                   o  $2.0 million for OE                unless the Plan is terminated early.
                   o  $2.0 million for CEI               o  $0.5 million for OE
                   o  $1.0 million for TE                o  $0.5 million for CEI
                                                         o  $0.25 million for TE

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FirstEnergy Corp.
Comparison of Proposed Rate Stabilization Plan versus Current Restructuring Plan

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                   Current Plan                       Rate Stabilization Plan                                            Section
                   ------------                       -----------------------                                            -------

Economic           o  Not applicable                  o  Commencing 1/1/06 through 12/31/08, unless the Plan is          III.2
Development                                              terminated early, the Companies will make available up to
                                                         $5.0 million during the term of this Plan.
                                                         o  $2.0 million for OE
                                                         o  $2.0 million for CEI
                                                         o  $1.0 million for TE

Early Termination  o  Not applicable                  o  The Plan will remain in force until 12/31/08, unless the PUCO   V.1
                                                         terminates the Plan early.
                                                      o  The PUCO may  determine  to  terminate  this Plan  early        V.2
                                                         for any reason, effective as of any January 1, but not sooner than 1/1/06.
                                                      o  Acceptance  of the  results  of the  competitive  bidding       V.3
                                                         process shall terminate  this  Plan  effective  upon the date that the  Companies'  customers commence to receive service under the competitive bid process.
                                                      o  Termination  of this Plan shall not occur sooner than 12        V.4
                                                         months after the PUCO's decision to terminate the Plan.
                                                      o  The  termination of this Plan shall not affect the recovery     II.6
                                                         of regulatory transition  costs,  including  shopping credit incentive  deferrals or deferrals created pursuant to terms of this Plan.
                                                      o  The Companies may terminate the Plan if any  generating units   VI.1
                                                         currently owned  by any of the  Companies  which  in the
                                                         aggregate  exceed  250  MWs  are permanently  shut  down,
                                                         retired,  or  abandoned  as a result of  environmental
                                                         requirements,  including  a  decision  by the  Companies
                                                         not to install or make environmental additions or changes.
                                                      o  If the PUCO upon hearing,  or any court of competent           VIII.7
                                                         jurisdiction  on appeal  rejects all of any part of the Plan, or  otherwise  modifies any of its terms,  the Companies
                                                         shall  thereafter have the right to withdraw and terminate this Plan by giving  written  notice to the PUCO  within 30 days of the order on rehearing or by the court.

Corporate          o  By 12/31/05                     o  The deadline for corporate separation plan will be extended     VII.2
Separation                                               until 12 months after termination of this Plan, unless
                                                         otherwise extended further by the PUCO, or until 12/31/08, whichever is earlier.

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